UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): January 20, 2004


                        INTEGRATED SURGICAL SYSTEMS, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                        1-12471              68-0232575
          --------                        -------              ----------
(State or Other Jurisdiction            (Commission           (IRS Employer
      of Incorporation)                File Number)        Identification No.)


           1850 Research Park Drive
               Davis, California                             95616-4884
               -----------------                             ----------
   (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (530) 792-2600



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On January 20, 2004, Integrated Surgical Systems, Inc. (the "Registrant") and Ernst & Young LLP ("Ernst & Young") mutually agreed to cease their existing professional relationship. The decision to cease the existing relationship with Ernst & Young was approved by the Registrant's audit committee. On January 21, 2004, the Audit Committee of the Board of Directors of the Registrant appointed Macias, Gini & Company, LLP ("Macias, Gini & Company") as its independent auditor to audit the financial statements of the Registrant for the year ended December 31, 2003.

During the Registrant's fiscal years ended December 31, 2002 and 2001, and the subsequent period through January 20, 2004, the date of this report, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to Ernst & Young 's satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreement(s) in connection with its reports.

The audit report of Ernst & Young on the consolidated financial statements of the Registrant as of and for the past two audited fiscal years ended December 31, 2002 and 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports for the past two fiscal years contained an explanatory paragraph indicating that there is substantial doubt about the Registrant's ability to continue as a going concern.


During the Registrant's fiscal years ended December 31, 2002 and 2001, and the subsequent period through January 20, 2004, the date of this report, the Registrant did not consult with Macias, Gini & Company with respect to the application of accounting principles to a specifically completed or contemplated transaction or the type of audit opinion that might be rendered on the Registrant's financial statements nor has Macias, Gini & Company provided to the Company a written report or oral guidance regarding such principles or audit opinion. Additionally, the Registrant did not consult with Macias, Gini & Company on any matter that was the subject of a disagreement or event identified under Item 304 (a)(1)(iv) of Regulation S-B.

In response to the Registrant's request, Ernst & Young has furnished the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 22, 2004, is attached hereto as Exhibit 16 to this Form 8-K.

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


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

The following exhibit is filed with this Form 8-K:

16 Letter dated January 22, 2004 from Ernst & Young LLP addressed to the Securities and Exchange Commission, regarding statements included in this Form 8-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Integrated Surgical Systems, Inc.

Dated:  January 21, 2004               By:   /s/  Charles J. Novak
                                             ----------------------------------
                                             Charles J. Novak
                                             Chief Financial Officer


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